AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 2012

Securities Act Registration No. 033-06836
Investment Company Act Reg. No. 811-04722

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	36	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	38	[	X	]

(Check appropriate box or boxes.)

FMI MUTUAL FUNDS, INC. (Exact Name of Registrant as Specified in Charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

(414) 226-4555 (Registrant’s Telephone Number, including Area Code)

Ted D. Kellner	Copy to:
Fiduciary Management, Inc.	Richard L. Teigen
100 East Wisconsin Avenue, Suite 2200	Foley & Lardner LLP
Milwaukee, WI 53202	777 East Wisconsin Avenue
(Name and Address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On January 31, 2012 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S
January 31, 2012

FMI

Provident Trust Strategy
Fund

(Ticker Symbol: FMIRX)

A NO-LOAD
MUTUAL FUND

P R O S P E C T U S	January 31, 2012

FMI
Provident Trust Strategy Fund

(Ticker Symbol: FMIRX)

FMI Provident Trust Strategy Fund (the “Fund”) is a non-diversified, no-load mutual fund seeking long-term growth of capital by investing mainly in a limited number of multi-capitalization growth stocks of United States companies.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents
Summary Section	1
More Information About the Fund’s Principal Investment
Strategies and Disclosure of Portfolio Holdings	4
Management of the Fund	5
The Fund’s Share Price	6
Purchasing Shares	7
Redeeming Shares	10
Market Timing Procedures	14
Exchanging Shares	14
Dividends, Distributions and Taxes	15
Index Description	16
Financial Highlights	16

FMI Provident Trust Strategy Fund	(414) 226-4555
100 East Wisconsin Avenue, Suite 2200	www.fmifunds.com
Milwaukee, Wisconsin 53202

SUMMARY SECTION

Investment Objective:  FMI Provident Trust Strategy Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	No Sales Charge
Maximum Deferred
Sales Charge (Load)	No Deferred
Sales Charge
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Distributions	No Sales Charge
Redemption Fee (transfer
agent charge of $15 for
each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
Distribution and/or
Service (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund
Operating Expenses	0.98%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same .  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28 % of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of multi-capitalization growth stocks of United States companies. The Fund is a non-diversified core growth equity fund seeking to exceed domestic stock market index returns (the S&P 500) over investment cycles (in the portfolio managers’ view, an investment cycle lasts for 5-7 years and includes both a 30% advance and a 20% decline in the stock market). The Fund can flexibly allocate assets to moderate volatility, and selects common stocks of all market capitalizations based on their potential to appreciate in value relative to other stocks. Stock selection criteria include improving revenue and earnings growth, increasing margins, significant stock ownership by management and improving price-to-earnings ratios. The Fund’s portfolio managers generally prefer to invest in large capitalization and medium capitalization stocks (namely, companies with at least $2 billion in market capitalization) but may also invest a portion of the portfolio in small capitalization stocks. When selecting individual stock investments, the Fund’s portfolio managers take a “bottom-up” investment approach, meaning that they select investments based on their assessment of whether an individ-

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ual company has the potential for above average growth.

The portfolio managers employ a sell discipline pursuant to which they will:

•	Reduce or sell an entire position when it reaches the portfolio managers’ target price,

•	Sell or reduce a position as part of their asset allocation process, or

•	Sell an entire position when fundamentals are deteriorating.

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Asset Allocation Risk:  The Fund may allocate its investments among various asset classes. The Fund’s performance will be affected by its portfolio managers’ ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests.

•
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these may underperform.

•
Credit Risk:  The issuers of bonds and other debt securities may not be able to make interest or principal payments. Issuers may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

•
Interest Rate Risk:  Debt securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. So, when interest rates rise, the prices of bonds and other debt securities generally fall. Longer-term obligations are usually more sensitive to interest rate changes

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than shorter-term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of interest rate increases that have caused significant declines in bond prices.

•
Prepayment Risk:  The issuers of bonds or other debt securities may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making a security more sensitive to interest rate changes.

•
Market Timing Risk:  Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.  The Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”).  For additional information on this index, please see “Index Description” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Provident Trust Strategy Fund
(Annual total return as of 12/31)

Note:
During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 13.41% (quarter ended September 30, 2009) and the lowest total return for a quarter was -14.74% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

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Average Annual Total Returns
(for the periods ended	One	Five	Ten
December 31, 2011 )	Year	Years	Years
FMI Provident Trust
Strategy Fund
Return before taxes	-3.65%	2.35%	5.66%
Return after taxes
on distributions	-3.66%	2.30%	5.03%
Return after taxes
on distributions and
sale of Fund shares	-2.35%	2.00%	4.70%
S&P 500 (reflects no
deduction for fees,
expenses or taxes)	2.11%	-0.25%	2.92%

Investment Adviser and Sub-Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.  Provident Trust Company is the sub-adviser for the Fund.

Portfolio Managers:  The investment portfolio of the Fund is managed by the sub-adviser.  J. Scott Harkness, CFA, is the Portfolio Manager of the Fund.  Mr. Harkness has been employed by the sub-adviser since 1999 and currently serves as its Chairman and Chief Executive Officer.  Michael A. Schelble, CFA, is the Assistant Portfolio Manager of the Fund.  Mr. Schelble has been employed by the sub-adviser since 1999 and currently serves as its President and Chief Operating Officer.

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may purchase, redeem and exchange shares of the Fund each day the New York Stock Exchange is open.  You may purchase, redeem or exchange Fund shares: through the mail (FMI Provident Trust Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary.  Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND’S
PRINCIPAL INVESTMENT STRATEGIES AND
DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE
AND STRATEGIES

Principal Investment Strategies: The Fund seeks long-term growth of capital by investing mainly in a limited number of multi-capitalization growth stocks of United States companies.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

4

The Fund’s portfolio managers take a “focused” approach to investing.  By “focused” we mean investing in a limited number of stocks.  Usually the Fund will hold stocks of less than 40 companies.  They are not “closet indexers.”  (“Closet indexers” are portfolio managers that purport to actively manage a portfolio but actually manage it in such a way that its returns will be substantially similar to an index.)

The portfolio managers employ a sell discipline pursuant to which they will:

•	Reduce or sell an entire position when it reaches the portfolio managers’ target price,

•	Sell or reduce a position as part of their asset allocation process, or

•	Sell an entire position when fundamentals are deteriorating.

The Fund is a non-diversified portfolio and generally invests in fewer securities and/or industries than a diversified portfolio, which may result in its top ten holdings constituting 50% or more of its assets.

Non-Principal Investment Strategies: The Fund, in response to adverse market, economic, political or other conditions, may take a temporary defensive position.  This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and/or high quality investment grade bonds. The Fund will not be able to achieve its investment objective of long-term growth of capital to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

The Fund’s bond investments may hinder its ability to create long-term growth of capital.  Both the money market and bond investments may help the Fund outperform the stock market during market downturns.

DISCLOSURE OF
PORTFOLIO HOLDINGS

The Statement of Additional Information (the “SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

Fiduciary Management, Inc. (the “Adviser”) is the Fund’s investment adviser.  The Adviser’s address is:

100 East Wisconsin Avenue
Suite 2200
Milwaukee, Wisconsin 53202

The Adviser has been in business since 1980 and has been the Fund’s investment adviser since October 15, 2001.

As the investment adviser to the Fund, the Adviser:

•	Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Fund.

•	Develops the investment programs, selects sub-advisers and monitors the sub-advisers’ investment programs and results.

The Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average net assets (0.65% with respect to average net assets in excess of $30 million and less than or equal to $100 million and 0.60% with respect to average net assets in excess of $100 million).  For the most recent fiscal year, the aggregate advisory fee paid to the Adviser was equal to 0.66 % of the Fund’s average net assets.

5

The investment portfolio of the Fund is managed by a sub-adviser.  The sub-adviser has complete discretion to purchase and sell portfolio securities for the Fund within the Fund’s investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser.  The Adviser employs and terminates sub-advisers, subject to approval of the Board of Directors of the Fund.

Provident Trust Company is the sub-adviser to the Fund. Its address is:

N16 W23217 Stone Ridge Drive
Suite 310
Waukesha, WI 53188

Provident Trust Company, or its immediate predecessor, has managed equity and fixed income portfolios for individual and institutional clients since January, 1999.  Since that time, J. Scott Harkness, CFA, has been employed by Provident Trust Company, or its immediate predecessor, as its Chairman and Chief Executive Officer and Michael A. Schelble, CFA, has been employed by Provident Trust Company, or its immediate predecessor, as its President and Chief Operating Officer.

Mr. Harkness is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Schelble acts as Assistant Portfolio Manager of the Fund.  In this capacity, Mr. Schelble assists the Portfolio Manager with the management of the Fund, but generally does not execute any independent investment decisions and does not have final responsibility for determining the securities to be purchased or sold on behalf of the Fund.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Adviser, not the Fund, is responsible for paying the fee of Provident Trust Company.  This fee is based on a percentage of Fund assets under management; there are no performance or incentive fees.  The Adviser pays a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million).

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended March 31.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on weekends.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Fund will value securities at their fair value as determined in good faith by the Fund’s adviser or sub-adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not

6

resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

A purchase, exchange or redemption order is in “good order” when the Fund or your servicing agent receives properly completed and signed documents.  Servicing agents are responsible for timely transmitting any purchase, exchange and redemption orders they receive to the Fund.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.
Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

a.	New accounts
	•	All Accounts	$1,000

b.	Existing accounts
	•	Dividend reinvestment	No Minimum
	•	Automatic Investment Plan	$ 50
	•	Telephone Purchase	$1,000
	•	All other accounts	$ 100

*	Servicing Agents may impose different minimums.

3.
Complete the Purchase Application, available on our website (www.fmifunds.com), carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call U.S. Bancorp Fund Services, LLC (“USBFS”) at 1-800-811-5311.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Directors.

Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

4.	Make your check payable to “FMI Provident Trust Strategy Fund.” All checks must be in

7

U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  USBFS, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check to:

BY FIRST CLASS MAIL

FMI Provident Trust
Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY
SERVICE OR REGISTERED MAIL

FMI Provident Trust
Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Fund.

6.	You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wire Information:

You should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

For credit to:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

For further credit to:
FMI Provident Trust Strategy Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

8

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase options may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic

9

financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Fund’s transfer agent, USBFS.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-811-5311.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you have already opened an account, you may write to USBFS requesting the telephone option.  The Telephone Option form is also available on our website (www.fmifunds.com).  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Purchase Applications for any reason.  The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.  Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if  they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased.  The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:

•	Traditional IRA

•	Roth IRA

•	Coverdell Education Savings Account

•	SEP-IRA

•	Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Address Changes

To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-800-811-5311.  Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee.

No telephone redemptions will be allowed within 30 days of an address change.

Householding

To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-800-811-5311.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

10

•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, USBFS, in advance, at 1-800-811-5311 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.
If you hold physical certificates for your shares, they should be mailed to or deposited with USBFS and should be accompanied with a written request for redemption.  The written request should contain a signature guarantee.  Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

4.	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.

•	As noted above, the redemption request involves physical certificates.

•	If a change of address was received by USBFS within the last 30 days.

•	If ownership on your account is being changed.

In addition to the situations described above, the Fund and/or the Fund’s transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Fund may waive the signature guarantee requirement in certain circumstances.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source.  You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

5.	Send the letter of instruction to:

BY FIRST CLASS MAIL

FMI Provident Trust
Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY
SERVICE OR
REGISTERED MAIL

FMI Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Fund.

How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you

11

should write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

2.	Shares held in individual retirement accounts may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.

3.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.
Call USBFS at 1-800-811-5311.  Please do not call the Fund or the Adviser.  Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500.  However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•
USBFS receives your written request in good order with all required information and documents as necessary. Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

•	USBFS receives your authorized telephone request in good order with all required information.

•
If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

•
If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.

•	USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

•	Those shareholders who redeem shares through Servicing Agents will receive their

12

redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

•
If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

•	Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

•
Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

•
If your account balance falls below $500 because you redeem shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

13

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of:

•FMI Common Stock Fund, Inc.
•FMI Focus Fund
•FMI Large Cap Fund
•FMI International Fund
•First American Prime Obligation s Fund

at the relative net asset values.  FMI Common Stock Fund, Inc., FMI Focus Fund, FMI Large Cap Fund and FMI International Fund are other mutual funds advised by the Adviser, and are offered by separate prospectuses.  Please read the other prospectuses to determine eligibility to exchange into those funds.  An affiliate of USBFS advises First American Prime Obligations Fund, a money market mutual fund.  Neither USBFS nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1.	Read this Prospectus (and the current prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund is currently closed to new investors.)

2.	Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund).

3.	Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call USBFS at 1-800-811-5311.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Focus Fund, (c) FMI Large Cap Fund, (d) FMI International Fund, or (e) First American Prime Obligations Fund.  This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

14

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•	All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	Partial Reinvestment Option – Dividends will be paid in cash and capital gains distri-butions will be reinvested in additional Fund shares.

•	Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to USBFS or by calling 1-800-811-5311.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  The Fund expects that its distributions generally will consist primarily of long-term capital gains.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

15

INDEX DESCRIPTION

Standard and Poor’s 500 Index

The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the NYSE. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (namely, its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.  A direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report which is available upon request.

	Years Ended September 30
	2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$7.94	$7.36	$7.19	$8.13	$7.46
Income from investment operations:
Net investment (loss) income	(0.00)*	0.01	(0.00)	0.05	0.09
Net realized and unrealized
(losses) gains on investments	(0.28)	0.58	0.20	(0.91)	0.95
Total from investment operations	(0.28)	0.59	0.20	(0.86)	1.04

Less distributions:
Distributions from net investment income	—	(0.01)	(0.03)	(0.08)	(0.07)
Distributions from net realized gains	—	—	—	—	(0.30)
Total from distributions	—	(0.01)	(0.03)	(0.08)	(0.37)
Net asset value, end of year	$7.66	$7.94	$7.36	$7.19	$8.13

TOTAL RETURN	(3.53%)	8.04%	2.87%	(10.69%)	14.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	128,482	115,761	99,866	56,498	60,254
Ratio of expenses (after reimbursement)
to average net assets (a)	0.98%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment (loss) income
to average net assets (b)	(0.01%)	0.07%	(0.04%)	0.67%	1.17%
Portfolio turnover rate	28%	51%	47%	78%	52%

*	Amount less than $0.005 per share.
(a)
Computed after giving effect to Adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009, 2008 and 2007, the ratios would have been 1.07%, 1.17%, 1.20% and 1.23%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009, 2008 and 2007, the ratios would have been 0.00%, (0.21%), 0.47% and 0.94%, respectively.

16

Not part of the Prospectus

FMI Funds

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about the FMI Provident Trust Strategy Fund, you may want to read FMI Provident Trust Strategy Fund’s SAI which contains additional information about the Fund.  FMI Provident Trust Strategy Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about FMI Provident Trust Strategy Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Provident Trust Strategy Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-800-811-5311 or by visiting the Fund’s website (http://www.fmifunds.com).

Prospective investors and shareholders who have questions about FMI Provident Trust Strategy Fund may also call the following number or write to the following address.

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmifunds.com

The general public can review and copy information about FMI Provident Trust Strategy Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about FMI Provident Trust Strategy Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to FMI Mutual Funds, Inc.’s Investment Company Act File No. 811-04722 when seeking information about the FMI Provident Trust Strategy Fund from the SEC.

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2012

FMI Mutual Funds, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

FMI Provident Trust Strategy Fund
(Ticker: FMIRX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the FMI Provident Trust Strategy Fund dated January 31,  2012 .  Requests for copies of the Prospectus should be made in writing to FMI Mutual Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention:  Corporate Secretary or by calling 1-800-811-5311.  The Prospectus is also available on our website (www.fmifunds.com).

The following financial statements are incorporated by reference to the Annual Report, dated September 30,  2011 , of FMI Provident Trust Strategy Fund (File No. 811-04722) as filed with the Securities and Exchange Commission on Form N-CSR on November  14, 2011 :

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

FMI MUTUAL FUNDS, INC.

Table of Contents
Page No.

FUND HISTORY AND CLASSIFICATION	1

INVESTMENT RESTRICTIONS	1

INVESTMENT OF CONSIDERATIONS	3

DISCLOSURE OF PORTFOLIO HOLDINGS	12

DIRECTORS AND OFFICERS OF THE FUND	13

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	25

INVESTMENT ADVISER, SUB-ADVISER,
PORTFOLIO MANAGERS AND ADMINISTRATOR	26

DETERMINATION OF NET ASSET VALUE	31

DISTRIBUTION OF SHARES	32

DISTRIBUTOR	33

AUTOMATIC INVESTMENT PLAN	33

REDEMPTION OF SHARES	34

EXCHANGE PRIVILEGE	34

SYSTEMATIC WITHDRAWAL PLAN	35

ALLOCATION OF PORTFOLIO BROKERAGE	35

CUSTODIAN	36

TAXES	37

SHAREHOLDER MEETINGS	39

CAPITAL STRUCTURE	40

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40

DESCRIPTION OF SECURITIES RATINGS	41

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2012 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Mutual Funds, Inc.

The Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

FMI Mutual Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the “Corporation”), is an open-end, management investment company consisting of one non-diversified portfolio, FMI Provident Trust Strategy Fund (the “Fund”).  The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.  The Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets.

2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and the Fund will not pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of the Fund’s net assets.

3. The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund’s net assets) and will not lend its portfolio securities.  A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including:  (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

4. The Fund will not make investments for the purpose of exercising control or management of any company.

5. The Fund will not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the assets of the Fund may be invested without regard to these limitations.

6. The Fund will not concentrate 25% or more of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

7. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of the Fund’s investment adviser.

8. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of the Fund’s investment adviser, beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

9. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and may not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”).

10. The Fund will not purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

11. The Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

12. The Fund will not purchase or sell commodities or commodities contracts.

13. The Fund will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

The following investment limitation is not fundamental, and may be changed without shareholder approval.  The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment.

The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If these restrictions (other than those relating to borrowing of money or illiquid securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s investment restrictions will be deemed to have occurred.   Any changes to non-fundamental investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

The Prospectus describes the Fund’s principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments and Repurchase Agreements

The Fund may invest in cash and money market securities.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which it invests include United States (sometimes referred to as “U.S.”) Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement.  A repurchase agreement involves the risk that a seller may declare bankruptcy or default.  In such event the Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when its portfolio manager(s) believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises.  The Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Services, Inc. (“Moody’s”), or “BBB-” or better by

Standard and Poor’s Corporation (“Standard and Poor’s”).  The Fund may invest in securities with equivalent ratings from another nationally recognized rating agency.  If a security is downgraded below “Baa3” or “BBB-”, the Fund will dispose of such security as soon as reasonably practicable , unless its portfolio manager(s) believes it disadvantageous to the Fund to do so.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  A description of the foregoing ratings is set forth in “Description of Securities Ratings.”  Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.

The principal risks associated with investment in debt securities are interest rate risk and credit risk   Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise.  Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations.  Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of the security leading to greater volatility in the price of the security.

Convertible Low-Rated Securities

The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks).  The Fund’s portfolio manager(s) will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation.   Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

The Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade.  Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

While low-rated securities generally offer higher yields than investment grade securities with similar maturities, they involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in low-rated securities are discussed below.

Effect of Interest Rates and Economic Changes.  Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.

The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates.  Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund’s net asset value.

As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the Fund’s net asset value.  If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations.  Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities.  During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

Credit Ratings.  Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities.  Credit ratings do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Liquidity and Valuation.  The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of the Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Government Obligations

The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities

The Fund may invest in residential and commercial mortgage-backed securities as well as other asset-backed securities that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-Basked Collateral underlying those securities, net of any fees paid to the servicer, any third party credit enhancement provider or any guarantor of the securities.  Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset-Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another.  The Asset-Backed Collateral underlying securities purchased by the Fund may include sub-prime mortgage loans or non-traditional mortgage loans.

Non-mortgage asset-backed securities may involve certain risks that are not presented by mortgage-backed securities.  These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages).  Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.

Like other fixed income securities, when interest rates rise the value of a fixed rate asset-backed security generally will decline; however, when interest rates decline, the value of a fixed rate asset-backed security that permits prepayment may not increase as much as that of other fixed income securities that do not permit prepayment without penalty.  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments.  With respect to mortgage-backed securities, the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages.  While the secondary market for asset-backed securities is ordinarily quite liquid, during an economic downturn or when the underlying mortgage rates are being reset the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating (or both) such securities.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”).  In addition to placing the companies in conservatorship, the U.S. Treasury Department and the FHFA established a secured lending facility and a Secured Stock Purchase Agreement to ensure that each entity had the ability to fulfill its financial obligations.   The FHFA has stated that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLC, but no assurance can be given that these initiatives will be successful.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  Certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  Each of FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.  FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC.

The Fund may also purchase mortgage-backed securities structured as CMOs.  CMOs are issued in multiple classes and their relative payment rights may be structured in many ways.  In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full.  The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities.  They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes.  The classes may include “IOs” which pay distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities.  “POs” which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and “inverse floaters” which have a coupon rate that moves in the reverse direction to an applicable index.

Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.  Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs.  Investments in inverse floaters could protect the Fund against a reduction in income due to a decline in interest rates.  The Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase.  The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities.  For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively.  If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating.  Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security.  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates.  Prepayments are also influenced by a variety of other economic and social factors.

The yield characteristics of asset-backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets ( namely , loans) generally may be prepaid at any time.  As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease yield to maturity.

In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans.  Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities.  These risks arise primarily from the nature of the underlying assets ( namely , credit card and automobile loan receivables as opposed to real estate mortgages).  Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or delayed-delivery basis.  When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date.  Pending delivery of the securities, the Fund will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date.  The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions.  The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage.  A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Preferred Stocks

The Fund may invest in preferred stocks , both convertible and nonconvertible .  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Foreign Securities

The Fund may invest up to 25% of its assets in foreign securities.  Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.  There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.  Foreign securities include sponsored and unsponsored American Depositary Receipts (“ADRs”).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

The Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities.  Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.  This difference reflects the greater uncertainties of investing in less established markets and economies.  Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities.  Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Warrants and Rights

The Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time.  The Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s portfolio manager(s) for inclusion in the Fund’s portfolio.  Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges.  Warrants and rights acquired by the Fund in units or attached to securities are not subject to these restrictions.

Illiquid Securities

The Fund may invest up to 10% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The Fund may not purchase certain securities whose disposition would be subject to legal restrictions, so-called restricted securities.  The Board of Directors of the Corporation has delegated to Fiduciary Management, Inc. (the “Adviser”) the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive written criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

Portfolio Turnover

The Fund does not trade actively for short-term profits.  However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures as described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures.  The Board of Directors or the Fund’s Chief Compliance Officer may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.

The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons.  The Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website (as described below).  The Fund may not pay any of these rating and ranking organizations.  The disclosure of the Fund’s portfolio holdings to Fund service providers is discussed below.

There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Disclosure to Fund Service Providers

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.   There is no set frequency at which this information is provided to the Fund’s service providers, as it is only provided on an as needed basis in connection with their services to the Fund , and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.   In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolios unless specifically authorized by the Fund.

As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio.  In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The third party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s independent registered public accountants , PricewaterhouseCoopers LLP, the Fund’s legal counsel, Foley & Lardner LLP, and the Fund’s custodian, U.S. Bank, N.A.  The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the Fund are publicly available approximately 10 business days after the end of each quarter on its website (www.fmifunds.com).  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE FUND

Management Information

As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  (The FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund (the portfolios of FMI Funds, Inc.), the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) and the Fund comprise a “ Fund Complex ,” as such term is defined in the 1940 Act.)  Certain important information with respect to each of the current directors and officers of the Fund are as follows (ages are as of January 31, 2012):

Name, Age and Address	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation During Past Five Years	Other Directorships Held by Director During Past Five Years
Interested Directors
John S. Brandser, 50 (1) c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202	Director since 2009 (Indefinite Term); Vice President since 2008 (One Year Term); Secretary since 2009 (One year term); 2 Portfolios.	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March 1995.	FMI Common Stock Fund, Inc.
(1)	Mr. Brandser is an interested person of the Fund because he is an officer of the Fund and the Adviser.

Name, Age and Address	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation During Past Five Years	Other Directorships Held by Director During Past Five Years
Non-Interested Directors
Barry K. Allen, 63 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite Term); 5 Portfolios.
Mr. Allen is President of
Allen Enterprises, LLC
(Boca Grande, FL), a
private equity investments
and management company,
and Senior Advisor for
Providence Equity Partners
(Providence, RI) since
September 2007.  He was
Operations Officer and
Executive Vice President
of Qwest Communications
International, Inc. (Denver,
CO), a global
communications company,
from September 2002
to June 2007.
BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Common Stock Fund, Inc. and FMI Funds, Inc.

Name, Age and Address	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation During Past Five Years	Other Directorships Held by Director During Past Five Years
Robert C. Arzbaecher, 52 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2007 (Indefinite Term); 5 Portfolios.
Mr. Arzbaecher is
President and Chief
Executive Officer of
Actuant Corporation
( Menomonee Falls , WI), a
manufacturer of a broad
range of industrial
products and systems
since August 2000, and,
since January 2002, has
been the Chairman of the
Board of Directors of
Actuant Corporation.

Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc., and FMI Funds, Inc.
Gordon H. Gunnlaugsson, 67 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite Term); 5 Portfolios.	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Common Stock Fund, Inc., FMI Funds, Inc. and Renaissance Learning, Inc. (until June 2009).

Paul S. Shain, 49 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite Term); 5 Portfolios.
Mr. Shain is President
and Chief Executive Officer
of Singlewire Software,
LLC (Madison, WI), a
provider of IP-based
paging and emergency
notification systems.
Prior to joining
Singlewire in April 2009,
Mr. Shain was Senior
Vice President of CDW
Corporation (Vernon
Hills, IL) and Chief
Executive Officer of
Berbee Information
Networks, a strategic
business unit of CDW
which CDW acquired in
2006.  Mr. Shain was
employed in various
capacities by CDW
and Berbee Information
Networks from January
2000 to October 2008.
FMI Common Stock Fund, Inc. and FMI Funds, Inc.

Name, Age and Address	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director During Past Five Years
Other Officers:
Ted D. Kellner, 65 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202	President and Treasurer since 2001 (One Year Term).	Mr. Kellner is Executive Chairman of Fiduciary Management, Inc. which he co-founded in 1980.	Not Applicable.

Patrick J. English, 51 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202	Vice President since 2001 (One Year Term).	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December 1986.	Not Applicable.
Kathleen M. Lauters, 59 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since 2004 (at Discretion of Board).	Ms. Lauters has been the Fund’s Chief Compliance Officer since September 2004.	Not Applicable.

Board Committees

The Corporation’s Board of Directors has an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain.  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund’s financial records.  The Corporation’s Board of Directors has no other committees.

The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2011 and all of the directors attended each of those meetings.  The audit committee met once during the fiscal year ended September 30, 2011 , and all of the members attended that meeting.

Qualification of Directors

John S. Brandser has been with the Adviser for over 16 years, currently serving as Chief Operating Officer and Chief Compliance Officer, and brings to the Board of Directors a deep understanding of the investment management industry and the rules and regulations applicable to the industry, which allows him to serve as a valuable resource to the Board on matters impacting the investment management industry generally and the Fund specifically.  Barry K. Allen’s experience with regulated industries, most recently as president of a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board with valuable input and oversight.  Robert C. Arzbaecher’s long experience as an employer and chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board.  Gordon H. Gunnlaugsson has extensive experience in the financial industry that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board.  Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board in a relatable, effective way.  Each of Messrs. Brandser, Allen, Arzbaecher, Gunnlaugsson and Shain takes a conservative and thoughtful approach to addressing issues facing the Fund.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Brandser, Allen, Arzbaecher, Gunnlaugsson and Shain should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Corporation and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non- interested director.  The President of the Corporation is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other directors and officers of the Corporation.  The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of directors, and the Board’s responsibilities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee , and officers of the Fund and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and quarterly with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Compensation

During the fiscal year ended September 30, 2011 , the Corporation paid a total of $ 12 ,600 in fees to directors who were not officers of the Fund.  The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $ 750 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $ 500 .

The table below sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2011 and the total compensation paid by the Corporation and the Fund Complex to each of the directors of the Corporation for the fiscal year ended September 30, 2011 .

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors
John S. Brandser	$ 0	$ 0	$ 0	$ 0
Non-Interested Directors
Barry K. Allen	$3,150	$ 0	$ 0	$33,250
Robert C. Arzbaecher	$3,150	$ 0	$ 0	$33,250
Gordon H. Gunnlaugsson	$3,150	$ 0	$ 0	$33,250
Paul S. Shain	$3,150	$ 0	$ 0	$33,250

Code of Ethics

The Fund and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policies

The sub-adviser of the Fund, Provident Trust Company (“Provident”), will make proxy voting decisions on securities held in the Fund’s portfolio in accordance with its proxy voting policies and procedures.  Provident’s proxy voting policies and procedures are dynamic and subject to periodic review and change.  Provident will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as its fiduciary duties under federal and state law to act in the best interests of the Fund.  The discussion that follows sets forth a description of the material terms of Provident’s proxy voting policies and procedures.

In the event that a vote presents a conflict of interest between the interests of the Fund and Provident, Provident will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the NYSE.  On other issues, Provident will disclose the conflict to the Board of Directors and vote as the Board directs.  If Provident receives no direction from the Board, Provident will abstain from voting.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.fmifunds.com or the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

General Voting Policy.  Provident monitors corporate events and reviews the issues to be voted upon, and votes all proxies in accordance with its proxy voting policies and procedures.  The voting policies set forth below serve solely as general guidelines.  There may be instances where Provident will not vote proxies in strict accordance with the policies described below.  In general, Provident votes proxies in a manner designed to maximize the value of the Fund’s investments.  In evaluating a particular proxy proposal, Provident will take into consideration, among other things, the period of time over which the voting shares of the company in question are expected to be held, the size of the position, the costs involved in the proxy proposal and the existing governance documents of the company, as well as the company’s management and operations.

Provident generally votes proxies in accordance with management’s recommendations on most issues because the capability of management is one of the criteria that Provident uses in selecting stocks.  Provident believes that the management of a company will normally have more specific expertise and knowledge as to that company’s operations, and should be in a good position to make a well-informed recommendation.

However, when Provident believes that management of a company is acting on its own behalf, instead of on behalf of the best interests of the company and its shareholders, or when Provident believes that management is acting in a manner that is adverse to the rights of the company’s shareholders, Provident will vote against management’s recommendations.  For example, Provident will not support management on any resolution if it:

—	Would enrich management excessively.

—	Would sell or merge the company without the approval of a majority of shares entitled to vote.

—	Would deter potential interests in an acquisition or similar corporate transaction at a fair price.

—	Would result in unreasonable costs.

—	Would disadvantage the company relative to other companies.

The discussion that follows sets forth the material terms of Provident’s proxy voting procedures and policies.

Proposals Relating to the Election of the Board of Directors.  Provident believes that good governance starts with an independent board of directors all of whose members are elected annually by confidential voting.  In addition, key board committees should be entirely independent.

—	Provident will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

—	Provident may withhold proxy votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

—
Provident will hold directors accountable for the actions of the committees on which they serve.  For example, Provident may withhold proxy votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders or approve the repricing of outstanding options without shareholder approval.

—	Provident will generally vote for proposals that seek to fix the size of the board.

—	On occasion, in situations where Provident is extremely displeased with management’s performance, Provident may withhold proxy votes or vote proxies against management’s slate of directors and other management proposals as a means of communicating its dissatisfaction.

—	Provident may also withhold proxy votes or vote proxies against directors who have approved new shareholder rights plans (poison pills) or extended existing plans.

—
Provident may also withhold proxy votes or vote proxies against directors who have authorized the issuance of “blank check” preferred stock for other than legitimate financing needs or preferred stock with conversion rights that could significantly dilute common shareholders.

—
Provident may also withhold proxy votes or vote proxies against directors who have authorized the company to engage in financing involving the issuance of preferred stock, convertible debt or other convertible securities that is designed to result in downward pressure on a company’s stock price, without shareholder approval.

—	Provident may also withhold proxy votes or vote proxies against directors who have authorized any related party transactions that raise serious conflict of interest concerns.

—	Provident may also withhold proxy votes or vote proxies against directors who have served on the board of a company at which there is evidence of fraud, serious misconduct or other ethical violations.

Proposals Relating to Classified Boards.  Provident views the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company.  Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, Provident generally votes proxies against proposals that would result in classified boards.  Provident may vote proxies in favor of shareholder or management proposals to declassify a board of directors.

Proposals Relating to Corporate Restructuring.  Provident votes proxies on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations and asset sales, on a case-by-case basis.

Proposals Relating to Cumulative Voting.  Provident generally votes proxies in favor of proposals to adopt cumulative voting.  However, where the rights of the shareholder are protected by an entirely independent nominating committee and a majority of the board of directors is independent, Provident may abstain from voting on, or vote proxies against, a shareholder proposal to adopt cumulative voting.

Proposals Relating to Dual Class Capitalizations.  Provident generally votes proxies against proposals for a separate class of stock with disparate voting rights.

Proposals Relating to Equal Access.  Provident generally votes proxies in favor of shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board of directors.

Proposals Relating to Golden Parachutes.  Provident opposes the use of accelerated employment contracts that will result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, Provident will vote proxies against such “golden parachute” plans.  Adoption of such golden parachutes generally will result in Provident withholding proxy votes for directors who approve such contracts and stand for re-election at the next shareholder meeting.

Proposals Relating to Greenmail.  Provident generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Proposals Relating to Increases in Authorized Common Stock.  Provident reviews proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis.  Provident may approve increases in authorized shares as a result of a recent stock split, with respect to a pending stock split or if the company otherwise presents a compelling need for the additional shares.

Proposals Relating to Mergers and Acquisitions.  Provident considers mergers and acquisitions on a case-by-case basis, taking into account at least the following:

—	offer price (cost vs. premium);

—	anticipated financial and operating benefits;

—	prospects of the combined companies;

—	how the deal was negotiated; and

—	changes in corporate governance and their impact on shareholder rights.

Proposals Relating to Reincorporation.  Provident examines proposals to change a company’s state or country of incorporation on a case-by-case basis to evaluate the necessity of the change and to weigh potential economic benefits against any long-term costs, such as the loss of shareholder rights or financial penalties.

Proposals Relating to Shareholders’ Rights.  Provident views the exercise of shareholders’ rights – including the right to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance.  Provident generally votes proxies in favor of proposals to lower barriers to shareholder action.  Provident generally votes proxies against proposals that provide that directors may be removed only for cause.  Provident generally votes proxies in favor of proposals to restore shareholder ability to remove directors with or without cause.

Proposals Relating to Supermajority Voting.  Provident believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.  Provident generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers.  Provident generally votes proxies against proposals to impose super-majority requirements.

Proposals Relating to Compensation.  Provident reviews all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices.  Provident normally votes proxies against significant compensation increases or compensation not tied to the company performance in instances where it believes the company is underperforming and/or management has not added value to the company.

Proposals Relating to Equity-Based Compensation Plans.  Provident encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value.  Conversely, Provident is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.  Provident believes all awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

—
Provident reviews proposals to approve equity-based compensation plans on a case-by-case basis.  In evaluating the proposal, Provident assesses the dilutive effect of the plan based on a profile of the company and similar companies and may also consider the percentage of shares subject to options that the company has granted in the past.  Provident will generally vote proxies against a plan if it determines that it would be too dilutive, and/or if they consider the percentage number to be excessive.

—
Provident generally votes proxies against plans that have any of the following structural features:  ability to reprice underwater options, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options or automatic share replenishment feature.

—	Provident generally votes proxies in favor of measures intended to increase long-term stock ownership by executives.

—
Provident generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

Proposals Relating to Approval of Independent Auditors.  Provident believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence.

—	Provident may vote proxies against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

—
Provident will evaluate the approval or ratification of auditors on a case-by-case basis in instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether it believes independence has been compromised.

Proposals Relating to Social, Political and Environmental Issues.  Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.  Provident generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications.

Other Situations.  No set of guidelines can anticipate all situations that may arise.  With respect to proposals not addressed by these guidelines, Provident will vote in a manner that it considers to be in the best interests of the Fund.

Conflicts of Interest.  If Provident determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of Provident, the Adviser or any affiliate of the Fund, Provident or the Adviser on the other hand, then Provident will take one of the following steps to resolve the conflict:

(1)	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on its part;

(2)	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

(3)	Refer the proxy to the Fund or to a fiduciary of the Fund for voting purposes;

(4)	Suggest that the Fund engage another party to determine how the proxy should be voted; or

(5)	Disclose the conflict to the Board of Directors of the Fund (or its delegate) and obtain the Board’s (or its delegate’s) direction to vote the proxies.

Ownership of Board Members in Fund and Fund Complex

The following table sets forth the dollar range of shares of the Fund beneficially owned by each of the current directors, as of December 31, 2011 , which is also the valuation date:

Name of Director	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)

Interested Directors
John S. Brandser	None	Over $100,000
Non-Interested Directors
Barry K. Allen	Over $100,000	Over $100,000
Robert C. Arzbaecher	Over $100,000	Over $100,000
Gordon H. Gunnlaugsson	$10,001-$50,000	Over $100,000
Paul S. Shain	Over $100,000	Over $100,000
_______________
(1) The “Family of Investment Companies” includes the Corporation, the FMI Funds, Inc. and the FMI Common Stock Fund, Inc.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2011 own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s shares.  These holders are referred to as principal shareholders.

Name and Address	Percent of Fund	Nature of Ownership
Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	28.25%	Record

National Financial Services LLC For the Exclusive Benefit of Its Customers 200 Liberty Street New York, NY 10281-1003	24.38%	Record

TD Ameritrade, Inc. For the Exclusive Benefit of Our Customers P.O Box 2226 Omaha, NE 68103-2226	10.93%	Record

Wilmington Trust Company TTEE FBO St. Paul Electrical Workers 401K Plan PO Box 8880 Wilmingtion, DE 19899-8880	9.14%	Record

Name and Address	Percent of Fund	Nature of Ownership
J. Scott Harkness Provident Trust Company N16 W23217 Stone Ridge Drive Suite 310 Waukesha, WI 53188-1171	5.30%	Beneficial

UBS Financial Services, Inc. FBO Memorial Health Services Long Term Investment Account Attn: Corporate Finance 17360 Brookhurst St. Fountain Valley, CA 92708-3720	5.12%	Record

As of December 31, 2011 , the Officers and Directors as a group owned less than 1% of the outstanding shares of the Fund.

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Corporation does not control any person.

INVESTMENT ADVISER, SUB-ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

The investment adviser to the Fund is Fiduciary Management, Inc. and the sub-adviser to the Fund is Provident Trust Company (also sometimes referred to herein as the “Sub-Adviser”).

Investment Adviser

The Adviser is a Wisconsin corporation and a registered investment adviser.  The Adviser is controlled by Ted D. Kellner.  The Adviser’s executive officers include Mr. Ted D. Kellner, Executive Chairman; Mr. Patrick J. English, Chief Executive Officer, Chief Investment Officer and Treasurer; Mr. John S. Brandser, President, Secretary, Chief Operating Officer and Chief Compliance Officer; and Mr. Bladen J. Burns, Senior Vice President.  The directors of the Adviser are Messrs. Kellner, English and Brandser.

Pursuant to an investment advisory agreement entered into between the Corporation, on behalf of the Fund, and the Adviser (the “Management Agreement”), the Adviser provides consulting, investment and administrative services to the Fund.  The specific investments for the Fund will be made by the Adviser or one or more sub-advisers selected for the Fund by the Adviser.  The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, selects sub-advisers, allocates assets among the sub-advisers and monitors and evaluates the sub-advisers’ performance.  The Adviser and the Fund have entered into a sub-advisory agreement with the Sub-Adviser.  The Adviser pays the Sub-Adviser a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million).  The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

The Adviser receives an annual investment advisory fee as follows:

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$30,000,000	0.75%
$30,000,001-$100,000,000	0.65%
Over $100,000,000	0.60%

During the fiscal years ended September 30, 2011, 2010 and 2009 , the Fund paid net advisory fees of $935,365, $667,789 and $354,904, respectively, pursuant to the Management Agreement.

The Fund paid all of its own expenses not assumed by the Adviser or its administrator including, without limitation, the cost of preparing and printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund’s assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

The Adviser currently reimburses the Fund for expenses in excess of 1.00% of the Fund’s average daily net assets.  The Adviser may voluntarily continue this reimbursement, but, contractually, will be obligated to reimburse the Fund to the extent that the aggregate annual operating expenses exceed that percentage of the daily net assets of the Fund for such year that is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2.00% .  As of the date of this Statement of Additional Information the shares of the Fund are not qualified for sale in any state which impose an expense limitation.   Accordingly, the contractual percentage applicable to the Fund is 2.00%.   Set forth below is a table showing the expense reimbursements for the past three fiscal years:

Fiscal Year	Ratio of Expenses After Reimbursement to Average Net Assets
September 30, 2011	0.98%
September 30, 2010	1.00%
September 30, 2009	1.00%

The Sub-Adviser is obligated to pay to the Adviser an amount equal to the product of (a) the ratio of the total fee paid to the Sub-Adviser in any fiscal year (as the numerator) to the total fee paid to the Adviser in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that the Adviser is obligated to pay to the Fund in any fiscal year.

The Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  During the fiscal year ended September 30, 2011 no expense reimbursement was required.  During the fiscal years ended September 30, 2010 and 2009 , the Fund was reimbursed $75,916 and $116,947, respectively, for excess expenses.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”  None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Sub-Adviser and Portfolio Managers

As of the date hereof, the Sub-Adviser is the sole sub-adviser of the Fund, and has entered into a sub-advisory contract with the Fund and the Adviser (the “Sub-Advisory Agreement”).  Pursuant to its Sub-Advisory Agreement, the Sub-Adviser makes specific portfolio investments in accordance with the Fund’s investment objective and the Sub-Adviser’s investment approach and strategies.

The Sub-Adviser is controlled by J. Scott Harkness, CFA.

Sub-Adviser(s) of the Fund are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation.  The employment of a new sub-adviser currently requires the prior approval of the shareholders of the Fund.  The Corporation, however, may request an order of the SEC exempting the Fund from the requirements under the 1940 Act relating to shareholder approval of a new sub-adviser.  There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Fund.  Selection and retention criteria for a sub-adviser include: (i) their historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-adviser to apply its approach consistently.  Each sub-adviser will not necessarily exhibit all of the criteria to the same degree.  Sub-Advisers are paid by the Adviser (not by the Fund).

The Sub-Adviser’s activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation.  Although the Adviser and the Board do not evaluate the investment merits of the Sub-Adviser’s specific securities selections, they do review the performance of each sub-adviser relative to the selection criteria.

During the fiscal years ended September 30, 2011, 2010 and 2009 , the Adviser paid sub-advisory fees of $742,804, $583,088 and $369,885, respectively, pursuant to the Sub-Advisory Agreement.

During the fiscal year ended September 30, 2011, no expense reimbursement was required.  During the fiscal years ended September 30, 2010 and 2009 , the Sub-Adviser reimbursed the Adviser $60,733 and $93,558, respectively, for excess expenses.

As mentioned above, currently, the sole sub-adviser to the Fund is Provident Trust Company.  Provident Trust Company employs individuals to manage the Fund’s portfolio.  These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2011 .

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Scott Harkness	0	0	482	0	0	0
	$0	$0	$1.0 billion	$0	$0	$0

Michael A. Schelble	0	0	192	0	0	0
	$0	$0	$201 million	$0	$0	$0

The portfolio managers of the Sub-Adviser are often responsible for managing other accounts.  The Sub-Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Sub-Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Sub-Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Sub-Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets.  The following tables outline the forms of compensation paid to each portfolio manager and their ownership of shares of the Fund as of September 30, 2011 .

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

J. Scott Harkness	Salary/Bonus	Provident
Mr. Harkness receives a fixed salary that is set
by Provident Trust Company’s Board of
Directors in its sole discretion.  In setting the
salary, the Board may consider any factors it
deems appropriate.  He also receives a bonus
based primarily on the overall profitability of
Provident before taxes for the current fiscal year.

Michael A. Schelble	Salary/Bonus	Provident
Mr. Schelble receives a fixed salary that is set by
Provident Trust Company’s Board of Directors
in its sole discretion.  In setting the salary, the
Board may consider any factors it deems
appropriate.  He also receives a bonus based
partially on the overall profitability of Provident
before taxes for the current fiscal year.

Name of Portfolio Manager	Dollar Range of Shares in the Provident Trust Strategy Fund
J. Scott Harkness	Over $1,000,000
Michael A. Schelble	$500,001 - $1,000,000

Administrator

Before October 1, 2009, the Adviser served as administrator to the Fund under a prior administration agreement.  The mutual fund administration and accounting servicing division of the Adviser was acquired by USBFS on October 1, 2009 and effective October 1, 2009, USBFS serves as administrator to the Fund.  In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. For the foregoing, USBFS will receive a fee of 0.20% per annum on the first $25,000,000 of the daily net assets of the Fund, 0.10% per annum on the next $20,000,000 of the daily net assets of the Fund and 0.05% per annum of the daily net assets of the Fund over $45,000,000.

During the fiscal year ended September 30, 2009 the Fund paid the Adviser $84,888 pursuant to the Fund’s prior administration agreement.

During the fiscal years ended September 30, 2011 and 2010 , the Fund paid USBFS $122,768 and $106,809 , respectively, pursuant to the Fund’s current administration agreement.

Term of Agreements and Liability

The Management Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation or by vote of a majority of the Fund’s shareholders, on 60 days written notice to the Adviser and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.  The Sub -Advisory Agreement provides that either party upon giving 30 days written notice to the other party may terminate it and that it will be automatically terminated if it is assigned.  Each of the Management Agreement and the Sub- Advisory Agreement will continue in effect for as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation, or, in the case of the Management Agreement, by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Directors of the Corporation who are not parties to the Management Agreement or Sub-Advisory Agreement or interested persons of the Adviser or Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The administration agreement will remain in effect for an initial period of three years.  Subsequent to the initial three-year term, this agreement may be terminated by either the Fund or USBFS upon giving 90 days prior written notice to the other party .

Each of the Management Agreement, the Sub-Advisory Agreement and the administration agreement provides that the Adviser, the Sub-Adviser and USBFS, respectively, shall not be liable to either the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Management Agreement, the Sub-Advisory Agreement and the administration agreement also provide that the Adviser, the Sub-Adviser and USBFS, and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The per share net asset value of the Fund is determined by dividing the total value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time.

In determining the net asset value of the Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser or the Sub-Adviser in accordance with procedures approved by the Corporation’s Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing an asset size that allows the Adviser greater flexibility in management.  The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets.  However, the Fund presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending September 30,  2012 .  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.  Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund.  Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.  The Fund did not incur any distribution costs pursuant to the Plan during the fiscal year ended September 30, 2011 .

DISTRIBUTOR

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.   Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Fund.

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase will be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The Fund is unable to debit mutual fund or “pass through” accounts.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of the Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

EXCHANGE PRIVILEGE

Investors may exchange shares of the Fund for shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI International Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value (provided that if an exchange is made to the FMI Common Stock Fund, the shareholder is a current shareholder of the FMI Common Stock Fund, as the FMI Common Stock Fund is closed to new investors).  Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms, including a prospectus of the aforementioned Funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser, of an investment in the FMI Focus Fund, the FMI Large Cap Fund, the FMI International Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund.  Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the FMI Focus Fund, the FMI Large Cap Fund, the FMI International Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund, as applicable, before exercising the exchange privilege.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI International Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Fund or the FMI Focus Fund, the FMI Large Cap Fund, the FMI International Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the Fund upon at least 60 days prior written notice to investors.

For federal income tax purposes, a redemption of shares of the Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

SYSTEMATIC WITHDRAWAL PLAN

The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his shares of the Fund with the Corporation and appoints it as his agent to effect redemptions of shares of the Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.

The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of the Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the Fund, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account.  The shareholder may deposit additional shares of the Fund in his account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS, the Fund’s transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made, in each case subject to review by the Corporation’s Board of Directors, by the Adviser and the Sub-Adviser.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser and   the Sub-Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the evaluation by the Adviser and the Sub-Adviser of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price ( namely, “markups” when the market maker sells a security and “markdowns” when the market maker buys a security).  In some instances, the Adviser or the Sub-Adviser may feel that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser and Sub-Adviser also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser and Sub-Adviser believe these services have substantial value, they are considered supplemental to the efforts of the Adviser or the Sub-Adviser in the performance of its duties under the applicable Management Agreement or Sub-Advisory Agreement.  Other clients of the Adviser or the Sub-Adviser may indirectly benefit from the availability of these services to the Adviser or the Sub-Adviser, and the Fund may indirectly benefit from services available to the Adviser or the Sub-Adviser as a result of transactions for other clients.  The Management Agreement and Sub-Advisory Agreement provide that the Adviser or the Sub-Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser or the Sub-Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser or the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or  the Sub-Adviser with respect to the Fund and the other accounts as to which it exercises investment discretion.   During the fiscal year ended September 30, 2011, the Fund paid brokerage commissions of $53,999 on transactions having a total market value of $72,764,686.  During the fiscal year ended September 30, 2010, the Fund paid brokerage commissions of $67,675 on transactions having a total market value of $108,070,484.  During the fiscal year ended September 30, 2009, the Fund paid brokerage commissions of $70,045 on transactions having a total market value of $81,888,747.  Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2011 , all of the brokerage commissions were paid to brokers who provided research services to the Sub-Adviser.

CUSTODIAN

U.S. Bank, N.A., Custody Operations, (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund.  As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.  USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, also acts as the Fund’s administrator, transfer agent and dividend disbursing agent.

TAXES

The Fund will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.  The Fund has so qualified in each of its fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

As of September 30, 2011, the Fund had $3,033,857 of net capital loss carryovers expiring in 2017.  To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year.  Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund.  A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

From time to time the Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Fund’s dividends paid deduction.

Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long-term or short-term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Fund may be required to withhold Federal income tax at a current rate of twenty-eight percent (28%) (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security number or other tax identification number.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods.  A shareholder should contact the Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the Fund.

SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act:  (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Fund.  Each share outstanding entitles the holder to one vote.

There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently the holders of more than 50% of the Corporation’s shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares the Fund are redeemable and are freely transferable.  All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in former Section 180.0622(2)(b) of the Wisconsin Business Corporation Law.  Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.

The Corporation will not issue certificates evidencing shares purchased.  The shareholder account will be credited with the number of shares purchased.  Written confirmations are issued for all purchases of shares of the Fund.  A shareholder may deliver certificates previously issued to USBFS and direct that his account be credited with the shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP currently serves as the independent registered public accounting firm for the Fund.  PricewaterhouseCoopers LLP has served as the Fund’s independent registered public accounting firm since the fiscal year ended September 30, 1989.  As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in various securities assigned ratings of either Standard & Poor’s or Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

—	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation; and

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issue rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Modifiers

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Investment Grade

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Standard & Poor’s Preferred Stock Ratings.  A Standard & Poor’s preferred stock rating is an opinion of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.  A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue.  Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

—
Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

—	Nature of, and provisions of, the issue.

—	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

“AA”  A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issued rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

“BB,” “B,” “CCC”  Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay preferred stock obligations.  “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Preferred Stock.  Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stock.  The symbols are designed to avoid comparison with bond quality in absolute terms.  It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

“aaa” - An issue which is rated “aaa” is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa” - An issue which is rated “aa” is considered a high-grade preferred stock.  This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

“a” - An issue which is rated “a” is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater then in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa” - An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba” - An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

“b” - An issue which is rated “b” generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

“caa” - An issue which is rated “caa” is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payments.

“ca” - An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

“c” - This is the lowest rated class of preferred or preference stock.  Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  PART C
  (FMI Mutual Funds, Inc.)
OTHER INFORMATION
Item 28. Exhibits

(a)(i)	Restated Articles of Incorporation, as amended, of the Registrant. (1)

(a)(ii)	Articles of Amendment relating to Series E Common Stock of the Registrant. (2)

(a)(iii)	Articles of Amendment relating to change of name of the Registrant and the Registrant’s series. (3)

(a)(iv)	Articles of Amendment relating to change of name of the Registrant’s series. (4)

(b)	By-laws, as amended, of the Registrant. (1)

(c)	See relevant portions of Articles of Incorporation, as amended, and By-laws, as amended.

(d)(i)	Investment Advisory Agreement between Fiduciary Management, Inc. and the Registrant on behalf of the FMI Provident Trust Strategy Fund. (4)

(d)(ii)	Sub-Advisory Agreement by and among FMI Provident Trust Strategy Fund, Fiduciary Management, Inc. and Provident Trust Company. (4)

(e)	Distribution Agreement (9)

(f)	None.

(g)(i)	Custody Agreement. (5)

(g)(ii)	Amendment to Custody Agreement – filed herewith.

(h)(i)	Fund Administration Servicing Agreement. (8)

(h)(ii)	Transfer Agent Servicing Agreement. (6)

(h)(iii)	Amendment to Transfer Agent Servicing Agreement dated September 1, 2005. (8)

(h)(iv)	Amendment to Transfer Agent Servicing Agreement dated December 21, 2007. (8)

(h)(v)	Addendum to Transfer Agent Servicing Agreement dated June 18, 2009. (8)

(h)(vi)	Fund Accounting Servicing Agreement. (8)

(i)	Opinion of Foley & Lardner LLP, Counsel for Registrant – filed herewith.

(j)(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(j)(ii)	Power of Attorney (9)

(k)	None.

(l)	Subscription Agreement. (1)

(m)(i)	Amended and Restated Service and Distribution Plan of the Registrant. (1)

(m)(ii)	Servicing and Distribution Agreement. (1)

(n)	None.

(o)	None.

(p)(i)	Code of Ethics of the Registrant. (7)

(p)(ii)	Code of Ethics of Fiduciary Management, Inc. (8)

(p)(iii)	Code of Ethics of Provident Trust Company. (8)

(1)	Previously filed as an exhibit to Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 1997 and incorporated by reference thereto.

(2)	Previously filed as an exhibit to Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed on July 15, 1999 and incorporated by reference thereto.

(3)	Previously filed as an exhibit to Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on October 31, 2001 and incorporated by reference thereto.

(4)	Previously filed as an exhibit to Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed on October 31, 2002 and incorporated by reference thereto.

(5)	Previously filed as an exhibit to Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 and incorporated by reference thereto.

(6)	Previously filed as an exhibit to Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on January 30, 2007 and incorporated by reference thereto.

(7)	Previously filed as an exhibit to Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed on January 30, 2009 and incorporated by reference thereto.

(8)	Previously filed as an exhibit to Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed on January 29, 2010 and incorporated by reference thereto.

(9)	Previously filed as an exhibit to Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2011 and incorporated by reference thereto.

Item 29. Persons Controlled by or under Common Control with Registrant

The Registrant does not control any person, nor is any person under common control with the Registrant.

Item 30. Indemnification

Pursuant to the Wisconsin Business Corporation Law and the Registrant’s By-Laws, each of the Registrant’s corporate representatives is entitled to the mandatory indemnification described below.  The indemnification provided by the Wisconsin Business Corporation Law and the Registrant’s By-Laws is not exclusive of any other rights to which a director or officer may be entitled.  The general effect of the indemnification available to an officer or director may be to reduce the circumstances under which the officer or director is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or director.

A corporate representative, which includes an officer or director, is entitled to mandatory indemnification from the Registrant against certain liabilities and expenses (i) to the extent such a corporate representative is successful in the defense of a proceeding and (ii) in proceedings in which such a corporate representative is not successful in defense thereof, unless (in the latter case only) it is determined that the corporate representative breached or failed to perform the corporate representative’s duties to the Registrant and such breach or failure constituted: (a) a willful failure to deal fairly with the Registrant or the Registrant’s shareholders in connection with a matter in which the corporate representative had a material conflict of interest; (b) a violation of the criminal law unless the corporate representative had reasonable cause to believe the corporate representative’s conduct was lawful or had no reasonable cause to believe the corporate representative’s conduct was unlawful; (c) a transaction from which the corporate representative derived an improper personal profit; or (d) willful misconduct.  The Wisconsin Business Corporation Law specifically states that it is the public policy of Wisconsin to require or permit indemnification, allowance or expenses and insurance in connection with a proceeding involving securities regulation, as described therein, to the extent required or permitted, as described above.  Additionally, under the Wisconsin Business Corporation Law, the Registrant’s directors are not subject to personal liability to the Registrant, the Registrant’s shareholders or any person asserting rights on behalf thereof for certain breaches or failures to perform any duty resulting solely from their status as directors, except in circumstances paralleling those in subparagraphs (a) through (d) outlined above.

Under certain circumstances, the Registrant is required to advance expenses for the defense of any action for which indemnification may be available.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32. Principal Underwriters

(a) Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Acadia Funds, Archer Funds, Aviemore Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Conestoga Funds, Direxion Funds, Entrepreneur Shares, FMI Funds, HNP Capital Growth & Preservation Fund, Leuthold Funds, Marketocracy Funds, Neiman Funds, New Frontiers KC India Fund, Oracle Funds, Paradigm Funds, PIP New Generation Fund, Ranger Funds, Satuit Funds, Sparrow Funds, Turquoise Fund, Wireless Fund and Yacktman Funds.

(b) The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	None

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 33. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of (a) the Registrant’s investment adviser, Fiduciary Management, Inc., at its corporate offices, 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202; (b) the Registrant’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and (c) the FMI Provident Trust Strategy Fund’s portfolio manager, Provident Trust Company, at its corporate offices, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

Item 34. Management Services

All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin on the 31st day of January, 2012.

FMI MUTUAL FUNDS, INC.
(Registrant)

By: /s/ Ted D. Kellner
Ted D. Kellner, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Ted D. Kellner	President and Treasurer
Ted D. Kellner		January 31, 2012

/s/ Barry K. Allen	Director
Barry K. Allen		January 31, 2012

/s/ Robert C. Arzbaecher	Director
Robert C. Arzbaecher		January 31, 2012

/s/ Gordon H. Gunnlaugsson	Director
Gordon H. Gunnlaugsson		January 31, 2012

/s/ Paul S. Shain	Director
Paul S. Shain		January 31, 2012

/s/ John S. Brandser	Director
John S. Brandser		January 31, 2012

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(g)(ii)	Amendment to Custody Agreement

(i)	Opinion of Foley & Lardner LLP

(j)(i)	Consent of Independent Registered Public Accounting Firm